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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 6, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                              American Dairy, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       1st Qingxiang Street, Kedong County, Heilongjiang Province 164800,
                           People's Republic of China
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                    (Address of principal executive offices)

                               213-488-5131 (U.S.)
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              (Registrant's telephone number, including area code)

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         (Former name and former address, if changed since last report)

     Utah                          000-27351                   87-0445575
---------------                  ------------              -------------------
(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                  File Number)              Identification No.)
 incorporation)





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Item 4.  Change of Registrant's Certifying Accountant

         On August 5, 2003, HJ & Associates, L.L.C., the independent certified public accountants and auditors of American Dairy, Inc. (the "Company") for fiscal 2002, were dismissed by the Company from further audit services to the Company. The dismissal was approved by the Board of Directors of the Company.

         During the fiscal year ended December 31, 2002, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except that the report dated March 7, 2003, of HJ & Associates, L.L.C. for such fiscal year indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

         For the two fiscal years ended December 31, 2002, and the subsequent interim period ended March 31, 2003, there were no disagreements between the Company and HJ & Associates, L.L.C. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices which if not resolved to the satisfaction of HJ & Associates, L.L.C. would have caused HJ & Associates, L.L.C. to make reference to the subject matter of the disagreement in connection with its reports.

         Effective August 5, 2003, Weinberg & Company, P.A., located at 6100 Glades Road, Suite 314, Boca Raton, Florida 33434 was engaged by the Company to audit the consolidated financial statements of the Company for its fiscal year ending December 31, 2003, and the related statements of income, stockholders' equity, and cash flows for the year then ending. During the two most recent fiscal years or any subsequent interim period, the new independent accountant had not been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary, nor has the Company consulted with it regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event, except that Weinberg & Company, P.A. provided audit services for American Dairy Holdings, Inc., presently a subsidiary of the Company, for its fiscal year ended December 31, 2002.

tem 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         Exhibit 16 Letter of HJ & Associates, L.L.C. regarding change in certifying accountant.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2003                      American Dairy, Inc.
                                          a Utah corporation

                                          By:      /s/ Leng You-Bin
                                          --------------------------------------
                                          Leng You-Bin
                                          Chief Executive Officer and President